EXHIBIT 10.6(a)

                       SOUTHERN STATES INSURANCE EXCHANGE
                                    of which
                   SOUTHERN STATES UNDERWRITERS, INCORPORATED
                   6606 West Broad Street, Richmond, Virginia
                                       is
                                ATTORNEY-IN-FACT
                              --------------------

                  SUBSCRIBER'S AGREEMENT AND POWER OF ATTORNEY


       The undersigned (the "Undersigned") and certain other parties who have executed agreements identical to this Agreement (all of whom with the Undersigned, when insured through the reciprocal insurer established hereunder, are hereinafter collectively referred to as the "Subscribers") desire to engage in interinsurance or in exchanging contracts of insurance on the reciprocal plan, and to accept, cede, and retrocede reinsurance of any risks permitted by law, through an attorney-in-fact having authority to obligate the Subscribers personally on contracts of insurance or reinsurance ("insurance contracts") made with any of the Subscribers as a policyholder or with other insureds or reinsureds, it being understood that no such other insured or reinsured will be deemed to be a Subscriber by virtue of being an insured or reinsured, and it being further understood that no person or entity ceding reinsurance to or purchasing or assuming reinsurance from the insurance reciprocal established hereunder will be deemed to be a Subscriber by virtue of any such transaction. It is the intent and purpose of this Subscriber's Agreement and Power of Attorney (this "Agreement") to vest in an attorney-in-fact the power necessary to enable the Subscribers to achieve this objective.

       Accordingly, and in consideration of the execution of agreements identical to this Agreement by other Subscribers and of the execution of this
Agreement by the Attorney-in-Fact (identified in Article V below), the Undersigned hereby joins the other Subscribers to constitute the SOUTHERN STATES INSURANCE EXCHANGE (the "Reciprocal"), a domestic reciprocal insurer organized and licensed under the laws of Virginia, with this Agreement setting forth the rights, privileges, and obligations of the Subscribers as underwriters and as policyholders, and the powers and duties of the Attorney-in-Fact, all of which is hereby made subject to the requirements of applicable law.

I.     CLASSES OF SUBSCRIBERS; VOTING RIGHTS

          Each Subscriber shall be deemed to be either a Class I Subscriber or a Class II Subscriber. Each Subscriber which is a cooperative association, as determined by the Advisory Committee (described in Article IV below), shall be deemed to be a Class I Subscriber, and all other Subscribers shall be deemed to be Class II Subscribers. Class I Subscribers shall have the sole power to vote in the election of the Advisory Committee, the removal by Subscribers of members of the Advisory Committee, or any other affairs of the Reciprocal which the Advisory Committee may put to a vote of the Subscribers, and only Class I Subscribers will be entitled to notice of, or to attend, any annual or special meeting of the Subscribers. On all matters on which the Subscribers are entitled to vote, each Class I Subscriber shall be entitled to one vote per $100 of the annual net premiums paid by such Subscriber during the calendar year immediately preceding the date of such vote. Proxy voting is permitted. There will be no fractional votes.


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II.    Subscriber's LIMITED LIABILITY AS AN INTER-INSURER

       1. Contingent Assessment Liability. The liability for each Subscriber subject to assessment for the obligations of the Reciprocal shall not be joint, but shall be individual and several. Each Subscriber subject to assessment shall have a contingent assessment liability for payment of actual losses and expenses incurred while such Subscriber's policy (or policies) is or was in force, but no Subscriber shall be assessed or charged with an aggregate or contingent liability on any one policy for obligations incurred by the Reciprocal in any one calendar year in excess of one times the earned premium on such policy.

       2. Assessments. Assessments may be levied from time to time upon the Subscribers, (i) other than as to nonassessable policies, by the Attorney-in-Fact upon the prior approval of the Advisory Committee, to the extent permitted by applicable law, or (ii) as otherwise required by applicable law. Each Subscriber's share of a deficiency for which an assessment is made, not exceeding in any event such Subscriber's maximum aggregate contingent liability as set forth in Section 1 of this Article, shall be computed by applying to the premiums earned on the Subscriber's policy or policies during the period to be covered by the assessment, the ratio of the total deficiency to the total premiums earned during such period upon all policies subject to the assessment. In computing the earned premiums for the purposes of this section, the gross premium received by the Reciprocal for a policy shall be used as a base, deducting therefrom only charges not recurring upon the renewal or extension of the policy. No Subscriber shall have an offset against any assessment for which he is liable on account of any claim for unearned premium or losses payable.

       3. Time Limit for Assessment. Unless otherwise provided by applicable law, every Subscriber having contingent liability shall be liable for and shall pay his share of any assessment as computed and limited in accordance with this
Article if, while such Subscriber's policy is in force or within one year after its termination, such Subscriber is notified by the Attorney-in- Fact or the Virginia State Corporation Commission or the receiver of its intention to levy such assessment, or if delinquency proceedings are commenced against the Reciprocal under the provisions of chapter 3 of Title 38.1 of the Virginia Code while such Subscriber's policy is in force or within one year after its termination.

       4. Non-assessable Policies. When, in the judgment of the Advisory Committee, sufficient reserves for the payment of losses have been accumulated to make possible the issuance of non-assessable policies, the Advisory Committee may direct the Attorney-in-Fact to apply to the regulatory bodies of the states in which the Reciprocal is duly licensed to transact insurance for the necessary authorization (i) to reduce or extinguish the contingent liability of the Subscribers under the Reciprocal's policies then in force in such states and
(ii) to omit provisions imposing contingent liability in all policies delivered or issued for delivery in such states.

III.   MEETINGS OF CLASS I SUBSCRIBERS

       1. Annual Meetings. The annual meetings of the Class l Subscribers shall be held annually, on the day and at the place, hour, and location in the state of Virginia designated by the Advisory Committee. Only Class I Subscribers shall be entitled to notice of, and to attend, annual meetings.

       2. Special Meetings. Special meetings of the Class I Subscribers may be called by the Attorney-in-Fact or the Advisory Committee. Only Class I Subscribers shall be entitled to notice of, and to attend, special meetings.


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       3. Quorum.  The presence in person or by proxy of a majority of the votes of Class I Subscribers at any annual or special meeting of the Class I Subscribers shall constitute a quorum for the transaction of business.

       4. Notice of Meetings. Written notice stating the place, day, and hour of every meeting of the Subscribers (and, in case of a special meeting, the purpose or purposes for which the meeting is called) shall be given to each Class I Subscriber not less than ten nor more than fifty days previous thereto, either personally or by mail, by or at the direction of the Secretary of the Advisory Committee to each Class I Subscriber. Meetings may be held without notice if all of the Class I Subscribers are present in person or by proxy or if notice is waived by those Class I Subscribers not present, either before or after such meeting. If the notice is mailed, such notice shall be deemed to be given when deposited in the United States mail addressed to the Class I Subscriber at its address as it appears on the records of the Reciprocal.

       5. Action Without a Meeting. Any action which is required or which may be taken at a meeting of the Class I Subscribers may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the Class I Subscribers.

IV.    ADVISORY COMMITTEE

       1. Membership.  There shall be an Advisory committee of not less than six
(6) nor more than fifteen (15) persons. Not less than three-fourths of such Committee shall be composed of Class I Subscribers or representatives of the Class I Subscribers other than the Attorney-in-Fact or any person employed by, representing, or having a financial interest in the Attorney-in-Fact. At each Annual Meeting of the Subscribers, the Class I Subscribers will determine the size of the Advisory Committee, and the members of the Advisory Committee will be elected by a majority of the votes of those Class I Subscribers present or represented by proxy at the Meeting. Each member shall be elected for a term of one year and shall serve until his successor is elected and qualified, or until such member resigns or is removed by the Class I Subscribers or by the Advisory Board, or until such member's membership ceases automatically as provided in
Section 4 of this Article.

       2. Quorum. A majority of the members of the Advisory Committee shall constitute a quorum for the transaction of business.

       3. Action Without a Meeting. Any action which may be taken at a meeting of the Advisory Committee may be taken without a meeting if a consent in writing, setting forth the action so taken. shall be signed by all of the members of the Advisory Committee.

       4. Vacancies. Any vacancies on the Advisory Committee occurring between annual meetings of the Subscribers shall be filled for the unexpired portion of the term by the remaining members of the Advisory Committee, except that vacancies caused by the removal of members by the Class I Subscribers shall be filled for the unexpired portion of the term by the Class I Subscribers.

       5. No Uninsured Members. In case the Reciprocal shall for any reason cease to grant insurance to any Subscriber represented on the Advisory
Committee, such Subscriber and any representative of such Subscriber on the Advisory Committee shall automatically thereupon cease to be a member of the Advisory Committee.

       6. Personal Liability and Indemnification. No members of the Advisory Committee shall, as such, incur any personal liability for any loss of any kind, except for such loss arising by reason of his own gross negligence or willful misconduct. Each person who at any time serves as a member of the Advisory Committee shall be indemnified by the Reciprocal against any and all liabilities incurred by him in such capacity or arising out of his status as such a member to the fullest extent permitted under Virginia law, except there shall be no indemnity against his gross negligence or willful misconduct.


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       7.  Powers of the  Advisory  Committee.  In addition to all of the powers necessary or appropriate to perform its duties hereunder or as required by law, the Advisory Committee shall have full power and discretion:

       (i) To adopt regulations applicable to the Attorney-in-Fact, not inconsistent herewith, as the Advisory Committee may see fit.

       (ii) At any time and with or without cause, by a vote of at least three-fourths of its members, to suspend the Attorney-in-Fact from its functions or remove it from the office of Attorney-in-Fact and terminate its powers.

       (iii) To fix the amount of travel expenses to be allowed for attendance at meetings of the Advisory Committee or of sub-committees thereof, and to fix reasonable compensation to Advisory Committee members for time spent on behalf of the Reciprocal.

       (iv) To appoint such sub-committees of the Advisory Committee as shall be necessary or appropriate and delegate to such sub-committees authority to exercise any or all of its own powers.

       (v) To place limitations on the authority of the Attorney-in-Fact to transact insurance on behalf of the Reciprocal.

       (vi) to modify the terms of this Subscribers Agreement jointly with the Attorney-in-Fact; provided that no such modification shall be effective retroactively, nor as to any insurance contract issued prior thereto.

       (vii)  To call special meetings of the Subscribers.

       (viii) To disqualify any Subscriber to act further as such for failure to pay assessments or for acts detrimental to the interests of the Reciprocal.

       (ix) To remove any member of the Advisory Committee, with or without cause. by vote of a majority of the Advisory Committee.

       8. Duties of the Advisory Committee. The Advisory Committee shall have the following duties.

       (i) To supervise the finances of the Reciprocal and the Reciprocal's operations to such extent as to assure their conformity with this Agreement.

       (ii) To supervise and direct the management of the business and affairs of the Reciprocal, subject to any limitations set forth in this Agreement or in applicable law.

       (iii)  To fix the times and places of its own meetings.

       (iv)   To elect a Chairman, Vice-Chairman, and Secretary.

       (v) To fix, by mutual agreement with the Attorney-in-Fact, the management fee of the Attorney-in-Fact for its services in fulfilling its obligations hereunder, provided such fees shall not exceed during any one year ten percent (10%) of all revenues received or due on premiums and investment income during such year, with no deduction being made from such premiums and investment income for any costs or expenses of the Reciprocal (including, by way of example rather than limitation, costs of reinsurance).


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       (vi)   To direct the  Attorney-in-Fact  in the safeguarding of all moneys and other assets and in the making and changing of investments.

       (vii) To determine proper investments for funds of the Reciprocal not necessary for the day-to-day business of the Reciprocal, and to contract with investment advisors and consultants for the management of the Reciprocal's investment portfolio.
       (viii) To cause proper notice of each annual meeting of Subscribers (and of each special meeting of Subscribers called by it or by the Attorney-in-Fact) to be mailed by the Secretary to every Class I Subscriber.

       (ix) To select qualified auditors to audit the books and accounts of the Attorney-in-Fact and the Reciprocal whose report shall be given to the Advisory Committee.

       (x) To fill any vacancy which may occur in the office of attorney-in-fact at any time by selecting and appointing a successor and executing thereto in the name and on behalf of each Subscriber a power of attorney, designation, or other instrument as may be necessary or proper to enable such successor to act as attorney-in-fact with all the powers and duties herein given to the Attorney-in-Fact, without any further action on the part of the Undersigned; and the Advisory Committee will mail to all the Subscribers timely notice of each and every such change.

       (xi) To fill for the unexpired term any vacancy which may occur in the Advisory Committee.

       (xii) To determine annually the amount of, and to direct the Attorney-in-Fact to establish and maintain, a special surplus reserve hereinafter referred to as the "Reserve for Contingencies".

       (xiii) To contract, subcontract, or otherwise enter into contracts or agreements, for the purpose of securing and obtaining such services, consultation, and advice, as it may deem necessary or desirable in fulfilling its obligations under this Agreement.

V.     ATTORNEY-IN-FACT

       1. Appointment. The Undersigned hereby appoints Southern States Underwriters, Incorporated ("Underwriters"), a Virginia corporation with its principal place of business in the Southern States Building, 6606 West Broad Street, Richmond, Virginia (Henrico County), its attorney-in-fact (when acting in its capacity as attorney-in-fact for the Subscribers, Underwriters and each successor to the office of attorney-in-fact are herein referred to as the "Attorney-in-Fact"), with the powers and duties set forth herein. The scope of this appointment is limited to the purposes contemplated by this Agreement. In case of the dissolution, resignation, suspension, removal, or withdrawal of Underwriters as Attorney-in-Fact the Advisory Committee shall appoint a successor Attorney-in-Fact.

       2. Powers and Duties. The Attorney-in-Fact shall manage the Reciprocal, subject to the supervision of the Advisory Committee, and shall have the power to act for and bind the Subscribers in all transactions relating to or arising out of the operations of the Reciprocal. In addition, the Attorney-in-Fact shall have all of the powers and responsibilities set forth herein or set forth in the policies and directives of the Advisory Committee, as well as the power to perform or execute on behalf of the Reciprocal, in its name or otherwise, any other act or thing or writing in relation to any transaction by the Reciprocal which is or may be necessary to carry out the purposes set forth in this Agreement. Without limiting the generality of the foregoing, the Attorney-in-Fact shall have the following powers and duties:

       (i) To prepare insurance contracts with such terms as it deems proper.


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       (ii)   To sign  insurance  contracts in its own name as acting for all of the Subscribers, or in the name of the Reciprocal on behalf of the Subscribers, for any kinds of insurance permitted in Article VI of this Agreement.

       (iii) To issue insurance contracts on behalf of the Reciprocal to Subscribers and to other persons and entities.

       (iv) To accept, retrocede, and cede on behalf of the Reciprocal reinsurance; provided, however, that the terms of all reinsurance to be accepted shall be subject (either collectively or individually) to approval or ratification by the Advisory Committee.

       (v) To accept service of process on behalf of the Reciprocal and to appoint the Secretary of the Commonwealth and his successors in office, as well as the appropriate officials of other states in which the Reciprocal is or becomes authorized to transact business, as agent of the Reciprocal upon whom may be served all lawful process against or notice to the Reciprocal.

       (vi)   To bind risks by temporary binder.

       (vii) To adjust, settle, and pay any loss covered by any insurance contract issued by the Reciprocal, by compromise or otherwise; to receive and give all notices; to receive proofs of loss, agree to appraisals, and recover amounts due the Reciprocal under all insurance contracts.

       (viii) To acknowledge or contest any claim that may be made on account of any insurance contracts issued by the Reciprocal, to retain legal counsel, and to defend, compromise, or settle any suit or proceeding that may be brought against the Reciprocal on account of such contracts, and to enter into such other arrangements which in its judgment shall be expedient to prevent a multiplicity of suits or to minimize expenses.

       (ix) To enforce, in its own name or otherwise, the payment or performance of any obligation, of any kind whatsoever, of any person or entity to the Reciprocal; and to institute, prosecute, defend, compromise, and settle, in its own name or otherwise, any suit or other legal proceeding arising out of the operations of the Reciprocal.

       (x) To endorse all checks, drafts, and other papers drawn to the order of the Reciprocal and deposit the same to its account as such Attorney-in-Fact, and disburse from such funds all claims under insurance contracts issued by the Reciprocal, and expenses to settle such claims.

       (xi) To offset any dividend, distribution, money, credit, balance, or any other payment or obligation of any kind whatsoever due or credited to a Subscriber or a former Subscriber or an insured or a reinsured, or to any account of any of them, against amounts due the Reciprocal by such Subscriber, former Subscriber, insured, or reinsured, or against debits or deficit balances in any account of any of them.

       (xii)  To maintain a reserve fund of not less than that required by law.

       (xiii) To execute and file any and all instruments and papers, and do any and all acts, required by the laws of Virginia or any other state in which the Advisory Committee determines that it is desirable for the Reciprocal to be licensed or authorized to transact business.

       (xiv) Before resigning, to give to the Advisory Committee at least ninety (90) days' written notice of its intention so to do.


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        (xv)  At its option, to delegate in writing any or all of the powers and duties hereby conferred upon it, at any time and from time to time, to one or more Deputies and/or Assistant Deputies (who may be either persons, firms, or corporations) nominated by it, provided that the Advisory Committee shall first approve such nominations. The powers of any Deputy or Assistant Deputy shall be subject to revocation by the Advisory Committee or by the Attorney-in-Fact at any time upon written notice to such Deputy or Assistant Deputy (and, in the case of revocation by the Advisory
              Committee,   to   the   Attorney-in-Fact).   In  the   event   the
              Attorney-in-Fact shall, as permitted herein, delegate all of its powers and duties hereunder, then, upon approval by the Advisory Committee, the management fee to be paid to the Attorney-in-Fact hereunder may be withdrawn from the funds of the Reciprocal by such Deputy, but only to the extent the Attorney-in-Fact would have otherwise been permitted hereunder to withdraw such funds to cover such fee.

       (xvi) To pay to each member of the Advisory Committee the allowance for traveling expenses incident to attendance at Advisory Committee meetings and such other fees or allowances as may be prescribed by the Advisory Committee.

       (xvii) To comply with all applicable bond or other requirements imposed upon the Attorney-in-Fact under Virginia law or under the law of any other state in which the Reciprocal is duly licensed to transact insurance, or as may be prescribed by the Advisory Committee.

       (xviii)To account for all moneys and other property of the Reciprocal coming into its hands, and to refrain from withdrawing or appropriating for its own use from the funds of the Reciprocal any moneys or property to which it is not entitled under this Agreement.

        (xix) To pay out of the funds of the Reciprocal all expenses and disbursements of every kind and character incident to the
              Reciprocal's administration and the exchange of insurance contacts, including but not limited to the costs of securing, issuing, exchanging and administering insurance contracts, the cost of reinsurance, collection expenses, investment expenses, losses. damages, judgments, court costs, legal expenses, losses adjustment expenses, license fees, taxes, inspection expenses, annual meeting expenses, and expenses for audits, examinations, rating bureaus, and insurance, trade and service organizations; provided, however, that the Attorney-in-Fact must pay out of its own funds all customary office and business expenses (including but not limited to wages paid to employees, fees paid to deputies, rent, printing, stationery, and postage) and all expenses incurred in connection with bonds and other legal requirements affecting the ability of the Attorney-in-Fact to serve in such capacity.

       (xx) To deduct for itself from the funds of the Reciprocal an annual management fee, to the extent and at such times expressly permitted by the Advisory Committee.

       (xxi) To contract, subcontract, or otherwise enter into contracts or agreements, at its own expense, for the purpose of securing and obtaining such services, consultation, and advice, as it may deem necessary or desirable in fulfilling its obligations under this Agreement.

       Each of the foregoing powers and duties of the Attorney-in-Fact shall be subject to the limitations thereon placed by the Advisory Committee, by other provisions of this Agreement, or by applicable law.

VI.    CONTRACTS OF INSURANCE

       The Attorney-in-Fact, while acting as Attorney-in-Fact for the Subscribers, is authorized to transact on behalf of the Reciprocal any or all of the classes of insurance (including reinsurance) which a reciprocal insurer may be permitted to transact under the law of the states in which the Reciprocal is duly licensed to transact insurance. subject to the limitations placed on this authority by the Advisory Board; provided, however, that the Attorney-in-Fact may not transact such business on behalf of the Reciprocal except in conformity with applicable law.

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VII.   GENERAL PROVISIONS

       1. Distribution. All savings resulting from the operation of the Reciprocal, calculated after setting aside the reserves and surplus required by applicable law together with the Reserve for Contingencies and such additional reserves for losses and other funds as shall be determined by the Advisory Committee to be necessary or desirable, may be allocated between classes of Subscribers, and among the Subscribers of a class on an equitable basis by lines of insurance, and credited to the Subscriber's individual surplus accounts or returned to the Subscribers, at such times and in such manner as the Advisory Committee shall determine in its sole discretion.

       2. Termination of Subscribership. The Undersigned may revoke this Agreement at any time upon written notice to the Attorney-in-Fact. Upon such revocation, or upon the termination or cancellation (whether by the Undersigned or otherwise) of all of the Undersigned's insurance contracts issued by the Reciprocal, or upon the disqualification of the Undersigned as a Subscriber by the Advisory Committee, the Undersigned will immediately cease to be a Subscriber, in which event the Undersigned shall cease to assume any liability as an insurer on any insurance contract issued after the date its subscribership ceases, it being understood that the terms of the Agreement and provisions of law applicable to insurance contracts issued prior to such date shall remain in full operation and effect as to the Undersigned.

       3. Settlement of Accounts After Termination. In the event of a termination of a subscribership, the Attorney-in-Fact shall close the former Subscriber's account and return to such former Subscriber, as provided in this Section and subject to offset by the Attorney-in-Fact, the unexpended portion of the former Subscriber's premium deposit and surplus accounts as such accounts then stand; provided, however, that such accounts shall be adjusted subsequent to such termination for any claims, losses, or other expenses attributable to the policy period for which such Subscriber is responsible notwithstanding termination of subscribership. The Attorney-in-Fact shall return the amount of such adjusted accounts to the former Subscriber at such time or over such period of time as may be selected by the Advisory Committee; provided, however, that such amounts shall be returned by the end of the third calendar year following the date of the termination of subscribership: provided, further, in any event, that if such payment would reduce the funds of the Reciprocal to an amount less than the sum of the legal reserve, the Reserve for Contingencies, the surplus required by law, and such additional surplus as the Advisory Committee deems prudent to the financial condition of the Reciprocal, then such payment shall be deferred until it can be made without so reducing such funds. If the former Subscriber's pro rata share of the Reciprocal's reserve for losses account is represented by a debit or deficit balance, such amount shall be deducted from any funds due him or, in case such funds are insufficient, the former Subscriber will pay over to the Attorney-in-Fact the amount of such deficiency upon demand. In no event shall a former Subscriber receive any distribution or any payment for credits, surplus, savings, or reserves so long as a claim against such former Subscriber is outstanding and unpaid, unless otherwise directed by the Advisory Committee.

       4. Conflicts With Applicable Law; Savings Clause. If any provision or portion of this Agreement conflicts with, or is in any way inconsistent with, applicable law, then such provision or portion shall be interpreted in a manner that is consistent with such law and, given this constraint, in a manner that is as consistent as possible with the intent of this Agreement. If any provision or portion of this Agreement is held to be invalid or unenforceable, such invalidity or unenforceabiIity shall not affect or impair the remainder of this Agreement

       5.  Pronouns.   Any  personal   pronoun  used  herein  to  refer  to  the
Attorney-in-Fact shall apply regardless of whether the Attorney-in-Fact is a firm, corporation, or one or more individuals.

       6. Headings. Headings used in this Agreement are for convenience only and shall not affect the construction of this Agreement.

       7. Governing Law. This Agreement shall be interpreted under and governed by the laws of the Commonwealth of Virginia.

       8. Covenant to Perform; Ratification. In consideration of the premises, the Undersigned covenants that it will fully and faithfully carry out execute, and perform everything which the Attorney-in-Fact shall by virtue hereof bind it, and in the same manner the Undersigned hereby ratifies all that the Attorney-In-Fact may lawfully do or cause to be done by virtue hereof.

       The following signature evidences the agreement of the Undersigned to the terms of this Agreement.



                                                  ------------------------------

                                               By
                                                  ------------------------------
                                               Its
                                                  ------------------------------
Dated:
      -----------------------


       In consideration of the execution of this Agreement by the party whose signature appears above, Southern States Underwriters, Incorporated agrees to the terms of this Agreement.


                                      SOUTHERN STATES UNDERWRITERS, INCORPORATED



                                      By
                                         ---------------------------------------
                                         Its
                                            ------------------------------------

Dated:
      -------------------------